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                                                                    Exhibit 99.1

         CERTIFICATION OF PERIODIC FINANCIAL REPORT BY CHIEF EXECUTIVE OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Form 10-Q for the quarterly period July 1, 2002, to and including September 30, 2002 of Convergys Corporation (the "Company"), as filed with the Securities and Exchange Commission on November 12, 2002 (the "Report"), I, James F. Orr, President and Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ James F. Orr
-------------------------------------
James F. Orr
President and Chief Executive Officer

November 11, 2002